UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)    August 27, 2004
                                                         ---------------

                              ACCUPOLL HOLDING CORP
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

      000-32849                                           11-2751630
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(Commission File Number)                       (IRS Employer Identification No.)


15101 Red Hill Avenue, Suite 220, Tustin, California                    92780
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    (Address of Principal Executive Offices)                          (Zip Code)

                                 (949) 200-40000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On August 27, 2004, the Board of Directors of the Registrant, at a special meeting, filled an existing vacancy on the Board by appointing Phil Trubey to the Board of Directors. There is no existing arrangement with any other person pursuant to which Mr. Trubey was selected as a director. Mr. Trubey was not appointed to any committees of the Board of Directors, nor is he expected to be named to any such committee as of this filing. There are no reportable transactions under Item 404(a) of Regulation S-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AccuPoll Holding Corp.



Date: September 1, 2004                  By: /s/ Denis Vadura
                                            -----------------------------
                                             Denis Vadura
                                             Chief Executive Officer